EXHIBIT 10 (g) ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT



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                          TECHSCIENCE INDUSTRIES, INC.


         ACCREDITED INVESTOR SUBSCRIPTION AGREEMENT (the "Agreement") dated February 19, 1999 between Techscience Industries, Inc., a Delaware corporation with principal offices at 3 Rockaway Place, Parsippany, New Jersey 07054 (the "Company") and the person or persons executing this Agreement on the last page (the "Subscriber").

         1. DESCRIPTION OF THE OFFERING. This Agreement sets forth the terms under which the Subscriber will invest in the Company. This subscription is for units comprised of 6,250 shares of the Company's common stock, $.01 par value per share (the "Shares") offered at a price of $4.00 Share or an aggregate of $25,000 per unit (the "Unit"). This subscription is one of 60 subscriptions for 60 Units or an aggregate of $1,500,000 if all offered Units are sold. The Shares will be "restricted securities" as that term is defined under Rule 144 under the Act and ineligible for public sale for a period of 12 months from the date of issuance. The Units are being offered under and pursuant to Rule 506 of
Regulation D (the "Rule") under the Securities Act of 1933, as amended (the "Act") for a period of 90 days business days, subject to a single extension of 30 days. This offering is being conducted solely to "Accredited Investors" as that term is defined in Rule 501(a) of Regulation D under the Act for the purpose of providing the working capital necessary to put the Company in the position to implement the Company's proposed business combination with PetPlanet.com, Inc., a non-affiliated California corporation ("PPI") wherein the Company will acquire all of the issued and outstanding shares of PPI's common stock, $.01 par value per share, solely in exchange for the issuance of an aggregate of 7,325,000 shares of the Company (the "Reorganization").

         2. TERMS OF THE OFFERING. The Company is offering the Units on a strictly best efforts basis with no minimum number of Units that must be purchased. However, and unless the Company is successful in selling a minimum of 40 Units, it will be in default under its February 10, 1999 letter of intent with PPI, a copy of which is annexed hereto as Exhibit "A" and incorporated herein by reference (the "LOI"), which requires the Company to have a positive tangible net worth of at least $975,000 at the closing of the Reorganization currently scheduled for April 1, 1999. As provided in the escrow agreement annexed to this Agreement as Exhibit "B" and hereby incorporated herein by reference (the "Escrow Agreement"), all Shares comprising the Units will be held in escrow by Lester Yudenfriend, Esq., securities counsel to the Company until the closing of the Reorganization. In the event the Reorganization does not close on or before April 1, 1999, and unless extended in writing by the Company and PPI, the Company will: (i) refund the Subscriber the full amount of his investment in the Units; and (ii) restore the Shares comprising the Units to authorized but unissued status. In the event a minimum of 250,000 Shares are sold prior to the closing of the Reorganization, the Company may continue to sell the remaining Shares until the expiration of the 120 day Offering period.

The Execution of this Agreement shall constitute an offer by the Subscriber to subscribe to the Shares in the amount and on the terms specified herein. The Company reserves
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the  right,  in its  sole  discretion,  to  reject  in  whole  or in  part,  any subscription offer. If the Subscriber's offer is accepted, the Company will execute a copy of this Agreement and return it to Subscriber. Upon execution of this Agreement, the Company will instruct its transfer agent to cause the original issuance of certificates representing the Shares and the delivery thereof to the Subscriber at such address as she shall designate.

         3. SUBSCRIPTION PAYMENT. Subscription to each Unit requires a minimum total cash investment of $25,000. The subscription price will be payable in cash in full on subscription.

         4. THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

                  (a) The Company is a corporation duly formed and in good standing under the laws of the State of Delaware with full power and authority to conduct its business as presently contemplated;

                  (b) The Company has the corporate power to execute, deliver and perform this Agreement, the LOI and the Escrow Agreement in the time and manner contemplated; and

                  (c) The Shares issuable to Subscribers have been reserved for issuance and when issued, will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof.

         5. SUBSCRIBER'S   REPRESENTATIONS,   WARRANTIES  AND   COVENANTS.   The
Subscriber hereby represents, warrants and covenants as follows:

                  (a) The Subscriber is an entity, and is an "Accredited Investor" as defined in Rule 501(a) of Regulation D under the Act. This representation is based on the fact that the Subscriber is an accredited individual who, together with the Subscriber's spouse, have a net worth of at least $1,000,000 OR the Subscriber, individually, has had net income of not less than $200,000 during the last two years, and reasonably anticipates that the Subscriber will have an income of at least $200,000 during the present year and the next year;

                  (b) If the Subscriber is a corporation, partnership, trust or any unincorporated association: (i) the person executing this Subscription Agreement does so with full right, power and authority to make this investment;
(ii) that such entity was not formed for the specific purpose of making an investment in the Company; and (iii) that all further representations and warranties made herein are true and correct with respect to such corporation, partnership, trust and unincorporated association;

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                  (c) The address set forth below is the  Subscriber's  true and correct residence, and the Subscriber has no present intention of becoming a resident of any state or jurisdiction;

                  (d) The Subscriber has received and read or reviewed, is familiar with and fully understands the due diligence material furnished by the Company, annexed to this Agreement and comprising, inter alia: (i) a draft copy of the Company's Form 10-KSB Annual Report for the eight fiscal years ended October 31, 1998; (ii) audited financial statements for the five fiscal years ended October 31, 1995; (iii) draft audited financial statements for the six fiscal years ended October 31, 1996; (iv) the LOI; and (v) a copy of PPI's Business Plan including three year cash flow projections and assumptions. The Subscriber also fully understands this Agreement and the risks associated with this offering, the Company's complete lack of operating history since 1990, and confirms that all documents, records and books pertaining to the Subscriber's investment in the Units and requested by the Subscriber have been made available or delivered to the Subscriber by the Company;

                  (e) The  Subscriber  hereby   specifically   acknowledges  and
accepts that the Subscriber is fully aware of the following HIGH RISK FACTORS:

                           (i)   The  Company is a "shell  corporation"  with no
operations since 1990;

                           (ii)  The  Company  is  presently  delinquent  in its
reporting obligations under the 34 Act and has been so delinquent since 1991;

                           (iii) Unless the Company becomes current under the 34
Act, the Subscriber will not be able to take advantage of Rule 144 under the Act, as a means of selling the Shares;

                           (iv)  Even if the Company is  successful  in becoming
current in its reporting obligations under the 34 Act, the Subscriber will be unable to take advantage of Rule 144 under the Act, as a means of selling the Shares until and unless the Subscriber has held the Shares for 12 months;

                           (v)   There is  currently  no market for the  Shares.
Although the Company intends to initiate a trading market in the shares of the Company's common stock following the closing of the Reorganization, there can be absolutely no assurance thereof;

                           (vi)  There can be no assurance  whatsoever  that the
Company will be successful in consummating the Reorganization with PPI or that even if the Reorganization is completed, that PPI will be successful in implementing its proposed Internet based business plan;

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                           (vii)  Even if the Reorganization is completed, there
can be no assurance that PPI, a development stage company without income from operations, will be successful in implementing its proposed Internet business plan without the need for additional capital to satisfy its projected working capital needs through the next 12 months. The failure of PPI to raise the requisite capital may have a material adverse effect upon the value of the Shares and its ability to remain in business.

                           (viii) As of the  closing of the  Reorganization  and
the Company's acquisition of PPI, the Company will succeed to the business of PPI. PPI must be considered as a start up company. A purchaser of the Shares should be aware of the difficulties, delays and expenses normally encountered by a start up operation. Furthermore, there can be no assurance that PPI's proposed Internet business plans as described in the exhibits annexed hereto will either materialize or prove successful. Accordingly, there can be no assurance that PPI will ever operate profitably.

                           (ix)   For all of the  reasons set forth  above,  the
Subscriber should be prepared to lose his entire investment in the Units.

                  (f) The Subscriber has had an opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of this investment and confirms that all documents, records and books pertaining to the investment in the Units and requested by the Subscriber has been made available or delivered to the Subscriber;

                  (g) The Subscriber will be acquiring the Shares solely for the Subscriber's own account, for investment and are not with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the Subscriber has no present plans to enter into any such contract, undertaking, agreement or arrangement;

                  (h) The funds tendered to the Company in payment of the Units subscribed for hereby belong to the Subscriber, and no other individual or entity has any interest in such funds. Furthermore, and regardless of the nature of such funds (i.e., whether in cash, personal, cashiers, bank or certified check) the same represent legal income of the Subscriber;

                  (i) The Subscriber understands that the Shares must be held for a minimum of 12 months prior to any public sale thereof;

                  (j) The Subscriber understands that the Company is under no obligation to register the Shares under the Act or to comply with the requirements for any exemption which might otherwise be available, or to supply the Subscriber with any information necessary to enable the Subscriber to make routine sales of the Shares under Rule 144 or any other rule of the Rules and Regulations of the Securities and Exchange Commission adopted under the Act;

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                  (k) The Subscriber's  compliance with the terms and conditions of this Agreement will not conflict with any instrument or agreement pertaining to the Units or the Shares or the transactions contemplated herein; and will not conflict in, result in a breach of, or constitute a default under any instrument to which the Subscriber is a party or the Units or the Shares is the subject;

                  (l) The Subscriber will seek his own legal and tax advice concerning tax implications attendant upon the purchase of the Units and understands and accepts that the Company is relying upon this representation insofar as disclosure of tax matters is concerned;

                  (m) The Subscriber hereby acknowledges and represents that the Subscriber is aware of the following:

                           (i)  The  Units  are  speculative  investments  which
involve a high degree of risk; and

                           (ii) The   closing   of   the    Reorganization    is
specifically conditioned upon the Company satisfying all of the conditions precedent set forth in the LOI including the preparation of audited financial statement, the filing of all delinquent 34 Act filings, and the sale of all of the Units by April 1, 1999. There can be no assurance that the Company will be able to satisfy the conditions precedent by April 1, 1999.

         The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of delivery of the subscription to the Company and shall survive such delivery. If, in any respect, such representations and warranties shall not be true and accurate, the Subscriber shall give written notice of such fact to the Company, specifying which representations and warranties are not true and accurate and the reasons therefor.

         6. RESPONSIBILITY. The Company or its officers and directors shall not be liable, responsible or accountable in damages or otherwise to Subscriber for any act or omission performed or omitted by them in good faith and in a manner reasonably believed by them to be within the scope of the authority granted to them by this Agreement and in the best interests of the Company provided they were not guilty of gross negligence, willful or wanton misconduct, fraud, bad faith or any other breach of fiduciary duty with respect to such acts or omissions.

         7. MISCELLANEOUS.

                  (a) This Agreement shall be deemed to have been made in and shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of New Jersey, irrespective of the place of domicile or residence of any party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Agreement, the Company and the Subscriber hereby agree

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and consent to the  jurisdiction and venue of the Superior Court of the State of
New Jersey, Morris County and/or the United States District Court for the District of New Jersey; and further agree and consent that personal service or process in any such action or proceeding outside of the State of New Jersey and Morris County shall be tantamount to service in person within the State of New Jersey and Morris County and shall confer personal jurisdiction and venue upon either of the said courts.

                  (b) The Company and the Subscriber  hereby  covenant that this
Agreement  is  intended  to  and  does  contain  and  embody  herein  all of the understandings and Agreements, both written or oral, of the Company and the Subscriber with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

                  (c) The  headings  of  this   Agreement  are  for   convenient
reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

                  (d) This Agreement shall not be changed or terminated orally except as set forth herein. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Subscriber.

                  (e) In addition to the investment representations made by the Subscriber in Paragraph 5 of this Agreement, the Subscriber hereby agrees that simultaneously with the execution of this Agreement, he will execute and deliver to the Company the form of Investment Letter attached hereto. The Subscriber hereby consents to the issuance by the Company of a stop transfer order against any and all certificates representing the Shares on the books and records of the Company and/or its transfer agent.

                  (f) A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of either the Company or the Subscriber to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

         8. BLUE SKY STATEMENTS.

                  (a) FOR NEW YORK RESIDENTS ONLY. The Subscriber agrees that this Unit (or Shares) is being purchased for my own account for investment, and not for distribution or resale to others. The Subscriber represents that the Subscriber has adequate means of providing for the Subscriber's current needs and possible personal contingencies, and that the Subscriber has no need for liquidity of this investment.

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         It is understood  that all documents,  records and books  pertaining to this investment have been made available for inspection by the Subscriber and/or any representative thereof, and that the books and records of the Company will be available upon reasonable notice, for inspection by Subscriber during reasonable business hours at the Company's principal place of business. The Attorney General of the State of New York does not pass upon or endorse the merits of this or any private offering. Any representation to the contrary is unlawful.

                  (b) FOR NEW JERSEY RESIDENTS ONLY. The Subscriber hereby acknowledges to the New Jersey Bureau of Securities (the "Bureau") that the Subscriber intends to purchase the Units in the Company on or before the Termination Date. The Subscriber further acknowledges that the Subscriber is aware that the Units are not registered with the Bureau and that the Bureau has not passed upon or endorsed the merits of this offering.

         The Subscriber warrants to the Bureau that the Subscriber shall not promote, offer for sale, sell or otherwise transfer the securities at any time unless they are registered with or expressly exempt from registration by the Bureau.

         THE SUBSCRIBER HEREBY REPRESENTS, WARRANTS, AGREES AND ACKNOWLEDGES THAT THE SUBSCRIBER HAS RECEIVED, READ, UNDERSTOOD AND IS FAMILIAR WITH THE RISKS ASSOCIATED WITH THE SUBSCRIBER'S INVESTMENT IN THE COMPANY AS SET FORTH IN THIS AGREEMENT AND THE OFFERING PURSUANT TO WHICH THIS SUBSCRIPTION IS BEING MADE. THE SUBSCRIBER FURTHER ACKNOWLEDGES THAT, EXCEPT AS SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE TO IT, OR TO ITS ADVISORS, BY THE COMPANY, OR BY ANY PERSON ACTING ON BEHALF OF THE COMPANY, WITH RESPECT TO THE SHARES, THE PROPOSED BUSINESS OF THE COMPANY, THE DEDUCTIBILITY OF ANY ITEM FOR TAX PURPOSES, AND/OR THE ECONOMIC, TAX, OR ANY OTHER ASPECTS OR CONSEQUENCES OF A PURCHASE OF A UNIT AND/OR ANY INVESTMENT IN THE COMPANY, AND THAT IT HAS NOT RELIED UPON ANY INFORMATION CONCERNING THE OFFERING, WRITTEN OR ORAL, OTHER THAN THAT CONTAINED IN THIS AGREEMENT.

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         9. APPLICATION FOR INDIVIDUAL SUBSCRIBERS. The Subscriber hereby offers to purchase and subscribe to _____ Units and encloses payment of $25,000 per Unit or an aggregate investment of $___________.


                                        SIGNATURE PAGE

                                        For Individuals


                                        ----------------------------------------
                                        Signature of Individual Subscriber


                                        ----------------------------------------
                                        Name of Individual Subscriber

                                        ----------------------------------------
                                        (Print) Street Address - Residence


                                        ----------------------------------------
                                        (Print) City, State and Zip Code

                                        Social Security Number:

                                        ----------------------------------------


AGREED TO AND ACCEPTED:
As of April 12, 1999

TECHSCIENCE INDUSTRIES, INC.

BY: /s/ JAMES T. WOLL
   -------------------------------------
    James T. Woll, President



BY: /s/ JAMES T. WOLL
   -------------------------------------
    James T. Woll, President

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